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                                                                   EXHIBIT 23.3

                       CONSENT OF DERGOSITS & NOAH, LLP

  We consent to the reference to our firm under the captions "Risk Factors-- Protection of Intellectual Property," "Business--Intellectual Property" and "Experts" in the Registration Statement on Form S-1 and related Prospectus of MMC Networks, Inc.


                                          /s/ Todd A. Noah
                                          -------------------------------------
                                            Todd A. Noah for
                                            Dergosits & Noah LLP

San Francisco, California
August 20, 1997